WaveDancer

Trust Nothing, Know Everything.

Information Memorandum
December 2021

Disclaimer

The information contained in this presentation does not constitute or form part of, and should not be construed as, any offer or sale or subscription of, or any invitation to offer, buy or subscribe for, any securities, nor shall there be any offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale would be unlawful. WaveDancer (the "Company") will only make such an offer or sale pursuant to an effective registration statement with the Securities and Exchange Commission (the "SEC") and related prospectus. You should read the Company's Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and all other applicable filings which the Company has made with the SEC which you may obtain for free by visiting EDGAR on the SEC website at www.sec.gov.

Other than statements of historical fact, all information contained in this presentation, including statements regarding the Company's future operating results and financial position, its business strategy and plans, product, service, and technology offerings, market growth and trends, and objectives for future operations, are forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as "may", "will", "should", "plan", "predict", "expect", "estimate", "anticipate", "intend", "goal", "strategy", "believe", and similar expressions and variations thereof. The Company has based these forward-looking statements largely on its current expectations and projections about future events and trends that it believes may affect its financial condition, results of operations, business strategy, short-term and long-term business operations and objectives, and financial needs. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, including those described under the heading "Risk Factors" in the Company's periodic filings with the SEC . Moreover, the Company operates in a very competitive and rapidly changing environment, the new risks emerge from time to time. It is not possible for the Company to predict all risks, nor can it assess the effect of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements it may make. In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this presentation may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements.

Our mission is simple: Trust nothing, know everything.

Tomorrow's threat landscape is changing for governments and corporations around the world.

As a result, risk managers need new capabilities and can no longer rely solely on traditional security to maintain safety and security or to mitigate risk.

This emerging threat landscape requires an integrated 360-degree approach that will grow with a company's evolving needs and threats and one that gives managers absolute certainty about data and supply chains.

Led by a team of global experts, our senior leadership has a history rooted in transforming technology into meaningful shareholder returns.

Our experienced team provides Blockchain-enabled Zero Trust solutions to government and corporate organizations.

Key Company Highlights

WAVEDANCER

1 **Large and Rapidly Growing Total Addressable Market**
- $67B+ TAM by 2026
- ++60% Blockchain CAGR through 2028

2 **Innovative Solutions**
- Blockchain Platform creates immutable transparency in a complex global supply chain
- Purpose-built to solve a difficult global problem for the United States Government
- Rapidly expanding Blockchain use cases in the most demanding government environments

3 **Strong Financial Profile with Attractive Discount to Comps**
- Move to recurring revenue model will provide predictability under multi-year contracts
- Scalable platform supports significant growth for future periods
- Competitively priced in comparison to publicly traded comparable companies

4 **Established Contract Relationships**
- Strong performance on sole-sourced prime contract and subcontract relationships
- Increasing number of sole-source contracts that are awarded without competition based on our innovative, distinct capabilities

5 **Experienced Highly-cleared Leadership**
- Leadership team with deep industry expertise and experience successfully growing technology companies across various sectors with multiple exits
- Key members of management team possess security clearances to work in sensitive government environments

Rapid Corporate Developments

WAVEDANCER

Much has happened in four short months; There's way more to come in 2022

AUG | SEP | OCT | NOV | DEC

August 26, 2021
Announced Jamie Benoit as Chairman and CEO to use IAI, Inc. as platform for capital raising, M&A and organic growth.

August 30 , 2021
$2,800,000 equity raise via private placement; $2.5m participation from officers and directors.

October 4 , 2021
Announced Tim Hannon as Interim CFO.

Matt Sands becomes Senior VP Finance & Corporate Controller.

November 16, 2021
Announced Gray Matters acquisition.

November 19, 2021
Up-listed Common Stock to NASDAQ Capital Market.

December 10, 2021
Closed $10,000,000 private placement financing and Gray Matters Acquisition; $2.0 mm+ participation from insiders.

December 14, 2021
Rebranded and launched as WaveDancer.
Changed ticker to "WAVD".

Upcoming Events

- Aggressively hire sales and technical professionals
- Seek strategic acquisitions
- Perfect governance

The Problem: Today, Traditional Databases Lack Effective Security

WAVEDANCER

As enterprises move toward digitization and interoperability the surface attack areas increase

Every breach is part of a larger objective

1/2

of organizations don't track or monitor the supply chain.

Databases that are compromised can lead to undetectable manipulation of supply chains.

2/3

of organizations use Excel spreadsheets to manage supply chain.

Attacks enter through weakest point and once "in" they are free to wreak havoc without your knowledge.

Recent catastrophic cyber events:

SolarWinds hack was 'largest and most sophisticated attack' ever: Microsoft president

A Year After the SolarWinds Hack, Supply Chain Threats Still Loom

Highly Evasive Attacker Leverages SolarWinds Supply Chain to Compromise Multiple Global Victims With SUNBURST Backdoor

US: Russia's NotPetya the most destructive cyberattack ever

Both the US and the UK attributed last year's NotPetya attack to the Russian military. The Trump administration said the attack would be met with "international consequences."

The Risk to the Enterprise

WAVEDANCER

What if.....

- The manufacturer of expensive or highly-proprietary equipment **can't track chain of possession**, location and condition throughout the logistics and product lifecycle?
- Your IoT devices were compromised and used to **conduct a cyber attack** against another company, non-profit or government organization?
- A bad actor accesses your IoT devices and uses that access to **gain internal control of your network(s)**?
- The centralized configuration of your organization's data and systems **make you an easy target** for malicious actors?

Are those acceptable risks to a Board of Directors or Management Team?

Our Blockchain Mitigates Them

The Solution: A Unique Zero Trust Approach

Creating Holistic Zero Trust solutions not just policies

In complex supply chains, users, devices, applications, and data are moving outside of the enterprise perimeter and zone of control.

New business transaction processes driven by digital transformation and interoperability increase risk exposure and demand visibility.

Targeted, advanced threats are moving inside the corporate perimeter with greater ease.

Traditional perimeters and technology refreshments are expensive, too complex, increase risk, and are no longer compatible with today's business models.

The Zero Trust framework dictates that only authenticated and authorized users and devices can access applications and data and it requires transparency into the ecosystem of transaction.

Zero Trust Network Security Model

At the same time, it protects those applications and users from advanced threats on the Internet. Our acquisition of Gray Matters is the first step to becoming a leader in Zero Trust solutions.

The Approach: Combine Leading Edge Technologies

We are a company undergoing a dramatic transformation into a provider of
Zero-trust, Blockchain enabled security and **Internet of Things (IoT) technologies**

The History

A public company for four decades, formerly known as Information Analysis Incorporated, has historically specialized in software conversions, systems modernization, and security.

Tellenger

The Transformation

Through proprietary acquisitions, we are making a long-term strategic decision to reposition our company as a disruptive provider of software in the blockchain, Zero Trust and IoT marketplaces. We acquired Gray Matters in December 2021 and are aggressively pursuing additional strategic M&A opportunities and rapidly developing new capabilities.

Gray Matters, Inc.
Your Mission is Our Mission

A Transformed Company

After our acquisitive phase is complete, we will emerge as a company transformed and positioned for market leadership

Our primary areas of expertise include:

- ✓ **Providing immediately deployable technical solutions** to solve discreet and complex cyber superiority challenges in a cost-effective manner
- ✓ **Deploying our blockchain solutions** to solve the most difficult supply chain challenges for the most complex customer needs
- ✓ **Delivering capabilities that locate, manage and secure devices** from the Enterprise to the Edge
- ✓ **Securing and processing data and information** to make it accessible for a wide range of analytical needs
- ✓ **Providing specialized training, field support, and test and evaluation services** in support of operations where our technology is employed

Our Zero Trust Security Platform


Block-chain enablement
Gray Matters, Inc.
Core IT Solutions
IoT Solutions
Tellenger

Tellenger: Helps clients achieve their objectives through technology

WAVEDANCER

Our legacy business

Tellenger is a boutique IT consulting and software development company that helps organizations meet their business goals through **white glove service, technical empowerment, and process improvements.**

We use technology to help our clients in the private and public sector increase productivity, gain efficiencies, and achieve KPIs.

Software development processes are appraised at **CMMI Level 3** for ability to deliver high quality projects and manage risk.

A few of our trusted clients: SAMHSA, USDA, CHILDREN & FAMILIES

A strong services history empowers Tellenger to leverage existing customers and **bring maximum impact to complex IT problems.**

Comprehensive services

Data analytics
- Data management
- Extract, transform and load processing
- Data-driven systems
- Reporting, analytics, and visualization

Software development
- Agile software development
- DevSecOps automation
- Systems integration
- Business intelligence
- CRM implementations

Cybersecurity
- Governance
- Cloud security
- Compliance
- Risk management
- Vulnerability and threat management
- Secure remote access

Modernization
- Cloud engineering
- Platform migration and optimization
- Database and language conversion
- Risk analysis
- Software as a Service

Doubtfire: WaveDancer's Blockchain Supply Chain Platform

Flexible blockchain platform for use with any type of **physical or digital asset,** designed for use by customers with complex global needs

Brings all transactions, documentation, authorizations together

- One zero-trust web-based interface gives managers an unprecedented level of accountability, auditability and predictability.

SaaS built on foundation of blockchain

- The most sophisticated enterprise-grade blockchain software presently being operated on a major intelligence community enterprise.

Customizable, Cost-effective, Integrable

- Combines with any company's existing infrastructure systems and processes.

Key Features

End-to-End Visibility, Tracking and Smart Contracting

Decentralized, all-encompassing ledger provides increased transparency and end-to-end tracking.

Immutable Track Record Provides Auditability

Records are permanent and cannot be changed by nature of the design, reducing the risk of forgery.

Increased Security

Eliminates possibility of altering records and falsifying history or tampering with equipment.

Consolidated, Streamlined System

Single distributed ledger used as the system of record greatly reduces disparities between existing systems.

Improve Trend and Failure Analysis

Easily accessible database for use of AI, machine learning, and pattern recognition.

Instantaneous Reporting

Complete records of individual objects can be quickly called up, reviewed and documented.

WAVEDANCER

The power of our blockchain-enabled supply chain platform

Our blockchain is presently deployed by the U.S. Government to track sensitive equipment and other property

Why Integrate with Vendors?

- ✔ Provide visibility into supply chain
- ✔ Generate material history and status
- ✔ Consolidates data for all stakeholders in supply chain
- ✔ Builds trust between vendor and buyer

Secure Logistical Solution for the Entire Lifecycle of Assets

- ✔ Heavy machinery
- ✔ Accountable property
- ✔ Vehicles
- ✔ Weapon systems
- ✔ Health Information

Metrics and Data Collection

- ✔ Visible integration for secure reporting and analytics on all collected data points
- ✔ Vendor performance
- ✔ Predictive maintenance
- ✔ Vehicle/material performance
- ✔ Data used for budgeting and asset tracking



Vehicle Location Details



Dashboard View



Contracts, Tracked and Traced



Track Information for Assets



Deploy and Manage Assets Worldwide

Technological Differentiation

Key attributes set us apart from the competition

Deep Customer Knowledge	Single User Interface	Enterprise Scalability	Pace of Innovation
Helping to solve discreet and complex cybersecurity, cyber superiority and intelligence challenges through the use of blockchain.	Enterprise data delivered via a web-enabled blockchain workspace separates us from our competitors.	Our blockchain was built to solve one of the most complex challenges on the globe. It scales to meet the largest and most complex supply chain requirements in government and the private sector.	Our money-saving solutions offer the sophistication required to address evolving needs in a rapidly changing digital space.

Highly flexible & scalable business model

WAVEDANCER

Thoughtfully designed, Digital Transformation platform that is blockchain enabled

Software as a Service

- No client hardware or CAPEX required
- Easy addition to client-owned infrastructure – no rip and replace required
- Quick and Easy Setup
- GovCloud approved by Q1 2022

Designed for Sustainable Growth

- Use case proven in the most demanding operational environments by U.S. Government customers
- "Land and Expand" strategy already proven, need to achieve scale
- Out-of-the-Box solution that can be customized

High Availability, Multi-Tiered Architecture

- Technology supports efficient, real-time maintenance, upgrade and "on-the-fly" customization
- Technology supports cloud and on-premise deployments
- 99.9% Uptime availability

Innovative Value Creation

- Product was purpose-built to solve a very complex customer mission-requirement
- Agile software development with rapid production releases
- Rapidly build-out new use cases

Representative Customer Relationships

Proven results on a scalable platform

	Government	Government	Government
Use Case	A government customer needs complete confidence that circuit boards are not subject to tampering	A diplomatic agency needs an immutable record of activity surrounding the international supply chain for specialized vehicles	A government customer needs a way to audit and monitor in real time accountable physical property
Solution	• Blockchain-based Tamper Evident Security (TES) • Customer gets absolutely certainty that the chip sets and boards remain the same from beginning to end of supply chain • Every step of the process is validated and stored in the blockchain	• Merger of sophisticated, leading edge blockchain technology with common sense presentation and application. • Easy to use UI/UX allowed seamless analysis of global supply chain	• Customized Blockchain designed to audit accountable property data • Integrated QR code and RFID scanning which allowed tracking with Position Location Information
Results	With objective source of truth as validation, bad actors cannot modify or tamper with a chip along the way.	Customer has total visibility into all elements of the global supply chain that touch its vehicle program.	Global visibility of customer's proprietary equipment throughout the entire product lifecycle.

Poised for a long-term growth strategy

WAVEDANCER

Development of **sales and marketing team**

Organic growth through market leading execution, retention and continuing to maintain customer intimacy

Develop new applications to target new government and commercial markets and new use cases

Accelerate **acquisition of new commercial and government customers and further expand** our existing customer base

Maintain our **technology and thought leadership**

Expand our international footprint to increase local presence in key regions

Strategic acquisitions to expand our existing platform

Building and leveraging our research and development efforts for near-term and long-term value

Build out core sales & marketing effort

Growing portfolio of applications boosted by investment in sales & marketing, expansion of channel partner relationships

Present Day

- Gray Matters was Operating in "Stealth Mode"
- No sales force or marketing
- All work from inbound word of mouth at US Government agency
- Limited marketing efforts

2022-Develop Sales & Marketing Team

- Grow Revenue
- Deploy sales resources
- Enhance digital and physical marketing footprint

Increase Brand Awareness

- Develop both commercial and government channels
- Use of digital targeting to deliver message

Emerge as Market Leader in Blockchain and IoT

- Lead the market with continuous thought leadership

Strategic acquisitions

We will continue to pursue selective strategic acquisitions that expand our platform of capabilities and solutions

Our acquisition selection process is **structured and methodical**, with a focus on key criteria to fit our strategy, including:

- Leaders in supporting the U.S. Intelligence and Defense community
- Leaders in the private sector
- Technologies and solutions in key management
- Remote access technologies and solutions
- Encryption, AI and ML technologies and solutions
- Other areas of innovation critical to the transformation of the global marketplace

WAVEDANCER

Accelerating revenue growth

Our business is growing rapidly with considerable opportunity in existing and new market expansion



($in millions)
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
23% CAGR
2018
2019
2020
2021*
2022*
2023*
* Estimated
WAVD/IAIC
GMI

95% Revenue Retention Rate

14% Revenue Growth 2020 - 2021

Strong Pipeline to underpin Forecast

Favorable mix shift in Tellenger business

Revenue Mix Government vs. Commercial

Expansion in both Government and Commercial verticals will underpin growth



($in millions)
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
2018
2019
2020
2021*
2022*
2023*
* Estimated
Government
Commercial

95% Revenue Retention Rate

14% Revenue Growth 2020 - 2021

Strong Pipeline to underpin Forecast

Growing commercial business to 21% of total revenues in 2023

Summary

Trust Nothing. Know Everything.

WaveDancer

- ✓ Blockchain solutions that are already solving complex global problems
- ✓ Going beyond a policy-based "approach" to a holistic solutions-based approach for Zero Trust
- ✓ Continue the WaveDancer evolution to an "embedded Zero Trust" (EZT) market leader
- ✓ Continued growth in both the government and commercial sectors
- ✓ Lots of opportunity within existing client base and beyond